UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

AMERICAN FARMLAND COMPANY

(Exact name of registrant as specified in its charter)

Maryland	001-37592	27-1088083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 484-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

American Farmland Company (the “Company”) held a special meeting of stockholders on January 31, 2017 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the proposals described below, which relate to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2016, by and among the Company, American Farmland Company L.P. (the “Operating Partnership”) Farmland Partners Inc. (“FPI”), Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC (“Parent Merger Sub”), FPI Heartland Operating Partnership, LP (“OP Merger Sub”) and FPI Heartland GP LLC (“OP Merger Sub GP”).

Pursuant to the Merger Agreement, OP Merger Sub will be merged with and into the Operating Partnership (the “Partnership Merger”) at the effective time of the Partnership Merger, whereupon the separate existence of OP Merger Sub will cease and the Operating Partnership will be the surviving entity and a subsidiary of FPI and OP Merger Sub GP, with OP Merger Sub GP serving as its general partner; and the Company will be merged with and into Parent Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) at the effective time of the Company Merger, whereupon the separate existence of the Company will cease and Parent Merger Sub will be the surviving entity and a wholly-owned subsidiary of FPI.

The final voting results with respect to Proposal 1 voted upon at the Special Meeting are set forth below. As there were sufficient votes to approve Proposal 1, stockholder action on Proposal 2, to approve one or more adjournments of the Special Meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1, was not required, and the Company did not call the vote on that proposal. Both proposals are described in detail in the definitive joint proxy statement/prospectus for the Special Meeting, filed with the Securities and Exchange Commission on December 22, 2016.

Proposal 1:

The Company’s stockholders approved the Company Merger on substantially the same terms and conditions set forth in the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

For	Against	Abstentions
12,634,548	24,237	21,816

Item 8.01.	Other Events.

On January 31, 2017, the Company and FPI issued a joint press release announcing the results of their respective special meetings of stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, and other written or oral statements made by or on behalf of the Company or FPI, may constitute “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company and FPI operate and the transactions described in this Current Report, and the beliefs of, and assumptions made by, Company management and FPI management and involve uncertainties that could significantly affect the financial results of the Company, FPI or FPI after the effective time of the Company Merger (the “Combined Company”). The words “may,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “forecast,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions or their negatives, as well as statements in future tense, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the Mergers, including the

Companied Company’s future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that the Company and FPI expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to:

(1) risks associated with the Company’s and FPI’s ability to consummate the Mergers, the timing and closing of the Mergers and unexpected costs or unexpected liabilities that may arise from the Mergers, whether or not consummated;

(1) risks related to disruption of the Company’s or FPI’s management’s attention from the ongoing business operations due to the proposed Mergers;

(2) the effect of the announcement of the proposed Mergers on the Company’s or FPI’s relationships with their respective tenants, lenders, operating results and businesses generally;

(1) each of the Company’s and FPI’s success, or the success of the Combined Company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions, developments or other investments;

(2) changes in national, regional and local economic climates;

(3) changes in financial markets and interest rates, or to the business or financial condition of the Company, FPI or the Combined Company or their respective businesses;

(4) the nature and extent of future competition;

(5) each of the Company’s and FPI’s ability, or the ability of the Combined Company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due;

(6) the ability and willingness of the Company, FPI and the Combined Company to maintain its qualification as a REIT;

(7) availability to the Company, FPI and the Combined Company of financing and capital;

(8) the performance of the Company’s, FPI’s and the Combined Company’s portfolio;

(9) the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against the Company, FPI or others relating to the Merger Agreement, that may affect the Company, FPI or the Combined Company;

(10) risks associated with acquisitions, including the integration of the Combined Company’s businesses; and

(11) those additional risks and factors discussed in reports filed with the SEC by the Company and FPI from time to time, including those discussed under the heading “Risk Factors” in their most recently filed reports on Forms 10-K and 10-Q.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue. Except where required by applicable law, the Company does not undertake any duty to update any forward-looking statements appearing in this Current Report on Form 8-K, including any documents incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of American Farmland Company and Farmland Partners Inc., dated January 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FARMLAND COMPANY

Dated: January 31, 2017	By:	/s/ Thomas S.T. Gimbel
Thomas S.T. Gimbel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of American Farmland Company and Farmland Partners Inc., dated January 31, 2017.